UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 16, 2010

CHINA BCT PHARMACY GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	033-145620	20-8067060
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No. 102 Chengzhan Road
Liuzhou City, Guanxi Province
545007 PRChina

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-(772) 363 8318
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 16, 2010, China BCT Pharmacy Group, Inc. issued a press release regarding its financial results for the three months ended June 30, 2010.  A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

Exhibits

99.1           Press Release of China BCT Pharmacy Group, Inc. dated August 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BCT PHARMACY GROUP, INC.

By:  /s/ Hui Tian Tang
Name:  Hui Tian Tang
Title:    Chief Executive Officer

Dated: August 19, 2010

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